                                                                   Exhibit 99.48

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER REPORT DATE 12-Feb-01                                Beginning 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                    Ending 31-Jan-01
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST          TOTAL        END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $ 34,041,368.71    23,513,154.86   $  190,762.72    23,703,917.58   $ 10,528,213.85
CLASS A-2 NOTES   $227,084,000.00   $227,084,000.00   $         0.00   $1,324,656.67     1,324,656.67   $227,084,000.00
CLASS A-3 NOTES   $196,340,000.00   $196,340,000.00   $         0.00   $1,155,133.67     1,155,133.67   $196,340,000.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS    $691,731,000.00   $558,080,368.71   $23,513,154.86   $3,270,050.77   $26,783,205.63   $534,567,213.85
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000

                    PRINCIPAL      INTEREST     END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION      BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES   140.21631837     1.13757796      62.78304183
CLASS A-2 NOTES             --     5.83333333   1,000.00000000
CLASS A-3 NOTES             --     5.88333333   1,000.00000000
CLASS A-4 NOTES             --     5.95833333   1,000.00000000
--------------------------------------------------------------
   NOTE TOTALS    140.21631837    18.81257796   3,062.78304183
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER RPT DATE: 12-Feb-01                                 BEGINNING: 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                   ENDING: 31-Jan-01
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal        Interest         Total        Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $23,513,154.86   $  190,762.72   $23,703,917.58       $140.21631837         $ 1.13757796        $  141.35389633
CLASS A-2   $           --   $1,324,656.67   $ 1,324,656.67       $          --         $ 5.83333333        $    5.83333333
CLASS A-3   $           --   $1,155,133.67   $ 1,155,133.67       $          --         $ 5.88333333        $    5.88333333
CLASS A-4   $           --   $  599,497.71   $   599,497.71       $          --         $ 5.95833333        $    5.95833333
            ----------------------------------------------------------------------------------------------------------------
   TOTAL    $23,513,154.86   $3,270,050.77   $26,783,205.63       $140.21631837         $18.81257796        $  159.02889633

  II. Pool Balance at the end of the Collection Period                                                      $541,554,677.60

 III. Insurance Premium                                                                                     $     82,412.00

  IV. Spread Account Balance
          (A) Balance after Deposits/Withdrawals for prior Distribution Date                                $ 13,264,637.46
          (B) Balance after Deposits/Withdrawals for current Distribution Date                              $ 14,548,151.89

   V. Spread Account Required Amount                                                                        $ 13,538,866.94

  VI. Spread Account Withdrawals
          (A) Withdrawal to make required payments under 4.03                                               $             0
          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                       $             0

 VII. Servicing Fee                                                                                              470,889.86

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $             0

   X. Available Funds                                                                                       $ 28,564,678.01

  XI. Insured Payment (if any)                                                                              $             0

 XII. Note Principal and Interest Carryover Shortfalls

                  Note Principal              Note Interest
               Carryover Shortfall         Carryover Shortfall                  Total
            -------------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                         $0.00
CLASS A-2             $0.00                       $0.00                         $0.00
CLASS A-3             $0.00                       $0.00                         $0.00
CLASS A-4             $0.00                       $0.00                         $0.00
            -------------------------------------------------------------------------------------
   TOTAL              $0.00                       $0.00                         $0.00

XIII.Change in Note  Principal  and  Interest  Carryover  Shortfalls  from Prior
     Period

            Current Distribution Date    Prior Distribution Date
                  Note Principal             Note Principal                Change in Note
               Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
            -------------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                         $0.00
CLASS A-2             $0.00                       $0.00                         $0.00
CLASS A-3             $0.00                       $0.00                         $0.00
CLASS A-4             $0.00                       $0.00                         $0.00
            -------------------------------------------------------------------------------------
   TOTAL              $0.00                       $0.00                         $0.00

             Prior Distribution Date    Current Distribution Date
                  Note Interest               Note Interest                Change in Note
               Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
            -------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER RPT DATE: 12-Feb-01                                 BEGINNING: 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                   ENDING: 31-Jan-01
--------------------------------------------------------------------------------

CLASS A-1             $0.00                       $0.00                         $0.00
CLASS A-2             $0.00                       $0.00                         $0.00
CLASS A-3             $0.00                       $0.00                         $0.00
CLASS A-4             $0.00                       $0.00                         $0.00
            -------------------------------------------------------------------------------------
   TOTAL              $0.00                       $0.00                         $0.00

  IX. Delinquency Ratio

     A.   Delinquency Statistics

   Days                                        Outstanding                     Past Due
Delinquent            Units                     Principal                       Amount
-------------------------------------------------------------------------------------------------
  31- 60                962                   11,444,581.96                   677,467.17
  61- 90                148                    1,886,680.12                   158,054.96
 91- 120                 31                      352,656.06                    42,943.08
   121+                   6                       22,437.87                     7,340.00
-------------------------------------------------------------------------------------------------
   TOTAL              1,147                   13,706,356.01                   885,805.21

     B.   Delinquency Percentage

          (1) Outstanding Principal Balance for Delinquency => 30Days   $ 13,706,356.01
          (2) Pool Principal Balance Beginning of Collection Period     $565,067,832.46
          (3) Delinquency Percentage (Line 1/Line 2)                               2.43%

   X. Principal Balance of repossessed Financed Vehicles      Units     Principal
                                                              -----   -------------
                                                               210    $2,483,839.14

  XI. Liquidation Proceeds received for Defaulted Contracts           $  867,197.52

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER RPT DATE: 12-Feb-01                                  BEGINNING 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                    ENDING 31-Jan-01
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                   698,718,463.75

B.   Beginning of Period Outstanding Pool Balance                                                            565,067,832.46

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                          13,629,724.86
     (2)  Full Prepayments (excluding Purchased Receivables)                                                   8,195,382.93
     (3)  Receivables becoming Liquidated Receivables
             during period                                                                                     1,697,792.89
     (4)  Receivables becoming Purchased Receivables
             during period                                                                                               --
     (5)  Other Receivables adjustments                                                                           (9,745.82)

     Total Monthly Principal Amounts                                                                          23,513,154.86

D.   Total Monthly Payments allocable to Interest                                                              5,810,970.37

E.   End of period Outstanding Pool Balance                                                                  541,554,677.60

F.   Pool Factor                                                                                                   0.775069

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1        Class A-2       Class A-3         Class A-4
                                                           ----------------------------------------------------------------
A.   Beginning of period Outstanding Principal Balance     34,041,368.71   227,084,000.00   196,340,000.00   100,615,000.00

B.   Noteholders' Principal Distributable Amount           23,513,154.86             0.00             0.00             0.00
C.   Noteholders' Interest Distributable Amount               190,762.72     1,324,656.67     1,155,133.67       599,497.71
                                                           ----------------------------------------------------------------
D.   Note Distributable Amount                             23,703,917.58     1,324,656.67     1,155,133.67       599,497.71
E.   Note Principal Carryover Shortfall                                0                0                0                0
F.   Note Interest Carryover Shortfall                                 0                0                0                0
G.   Insured Payment                                                   0                0                0                0

H.   End of period Outstanding Principal Balance           10,528,213.85   227,084,000.00   196,340,000.00   100,615,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

          (1)  Monthly Scheduled Payments on Receivables
                  during period (including partial prepays)
               (a) Principal                                                                                  13,629,724.86
               (b) Interest                                                                                    5,667,487.47
          (2)  Full Prepayments collected during period
               (a) Principal                                                                                   7,923,862.70
               (b) Interest                                                                                       82,965.67
          (3)  Net Liquidation Proceeds collected
                  during period                                                                                  871,320.80
          (4)  Net Insurance Proceeds collected
                     during period
               (a) Principal                                                                                     271,520.23
               (b) Interest                                                                                        3,244.80
          (5)  Purchase Amounts deposited in Collection
                  Account                                                                                                 0
          (6)  Investment Earnings - Collection Account                                                          114,551.48

          Total Available Funds in Collection Account                                                         28,564,678.01

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER RPT DATE: 12-Feb-01                                  BEGINNING 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                    ENDING 31-Jan-01
--------------------------------------------------------------------------------

     B.   Available Funds in Payment Account:

          (1)  Available Funds transferred from Collection Account                                          $ 28,564,678.01
          (2)  Amount withdrawn from Spread Account and deposited to Payment Account                        $            --
          (3)  Insured Payment deposited to Payment Account                                                 $            --

          Total Available Funds in Payment Account                                                          $ 28,564,678.01

     C.   Distributions from Payment Account:

          (1)  Monthly Servicing Fee                                                                             470,889.86
          (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                   0
          (3)  Owner Trustee Fees (if paid from Available Funds)                                                          0
          (4)  Indenture Trustee Fees (if paid from Available Funds)                                                      0
          (5)  Insurance Premium                                                                                  82,412.00
          (6)  Note Interest Distributable Amount
                    (a) Class A - 1                                                                              190,762.72
                    (b) Class A - 2                                                                            1,324,656.67
                    (c) Class A - 3                                                                            1,155,133.67
                    (d) Class A - 4                                                                              599,497.71
          (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                    (a) Class A - 1                                                                                       0
                    (b) Class A - 2                                                                                       0
                    (c) Class A - 3                                                                                       0
                    (d) Class A - 4                                                                                       0
          (8) Note Principal Distributable Amount
                    (a) Class A - 1                                                                           23,513,154.86
                    (b) Class A - 2                                                                                      --
                    (c) Class A - 3                                                                                      --
                    (d) Class A - 4                                                                                      --
          (9)  Reimbursement Amounts Owing to Insurer                                                                     0
          (10) Spread Account Deposit (to increase to Required Amount)                                         1,228,170.52
          (11) Indenture or Owner Trustee Fees (not paid under C)                                                         0
          (12) Re-Liening Expenses                                                                                        0
             (To the extent not paid by Servicer)
          (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                        0
          (14) After Servicer Default, remaining Available Funds deposited                                                0
               in Note Distribution Account

          Total Distributions                                                                                 28,564,678.01

     D.   Excess Available Funds  (or shortfall )                                                                        --

     E.   Remaining Available Funds to holder of Residual Interest Certificate                                            0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A. Available Funds Transferred from Collection Account to Payment Account                         $ 28,564,678.01
          B. Distributions required under 4.03 (a)(i) through (vii)                                         $ 27,336,507.49
          C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                           0
          D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                               0

V. SPREAD ACCOUNT BALANCE

          A. Spread Account Balance After Deposit/Disbursements
               (1) Beginning Spread Account Balance                                                         $ 13,264,637.46
               (2) Investment Income Deposited to Spread Account                                            $     55,343.91
               (3) Withdrawal to make required payments under 4.03                                                        0
               (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                0
               (5) Deposit to Spread Account after Disbursements                                            $  1,228,170.52
               (6) Spread Account Balance after Deposit/Disbursments                                        $ 14,548,151.89

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER RPT DATE: 12-Feb-01                                  BEGINNING 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                    ENDING 31-Jan-01
--------------------------------------------------------------------------------

          B. Spread Account Required Amount                                                                 $ 13,538,866.94

               (1) 2.5% of Pool Balance                                                                     $ 13,538,866.94
               But in no event less than the lesser of (a) or (b)
                   (a) .5% of Original Pool Balance                                                         $  3,493,592.32
                   (b) Outstanding Principal Amount of All Notes                                            $534,567,213.85

          C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                            0

          D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                        1,009,284.95

VI. INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                         $ 28,564,678.01
          B. Available Funds Transferred from Spread Account to Payment Account                             $             0
          C. Note Interest Distributable Amount                                                                3,270,050.77
          D. Guaranteed Note Principal Amount                                                               $             0
          E. Deficiency Amount                                                                              $             0
             (Min:(Lines A+B-C-D) and $0.00)                                                                $             0
          F. Preference Amount                                                                              $             0
          G. Insured Payment (lines E+F)                                                                    $             0

                  Note Principal              Note Interest
                Carryover Shortfall        Carryover Shortfall                 Total
------------------------------------------------------------------------------------------------
CLASS A-1              $0.00                      $0.00                        $0.00
CLASS A-2              $0.00                      $0.00                        $0.00
CLASS A-3              $0.00                      $0.00                        $0.00
CLASS A-4              $0.00                      $0.00                        $0.00
------------------------------------------------------------------------------------------------
  TOTAL                $0.00                      $0.00                        $0.00

             Current Distribution Date   Prior Distribution Date
                   Note Principal            Note Principal               Change in Note
                Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
------------------------------------------------------------------------------------------------
CLASS A-1              $0.00                      $0.00                        $0.00
CLASS A-2              $0.00                      $0.00                        $0.00
CLASS A-3              $0.00                      $0.00                        $0.00
CLASS A-4              $0.00                      $0.00                        $0.00
------------------------------------------------------------------------------------------------
   TOTAL               $0.00                      $0.00                        $0.00

             Current Distribution Date   Prior Distribution Date
                   Note Interest              Note Interest               Change in Note
                Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
------------------------------------------------------------------------------------------------
CLASS A-1              $0.00                      $0.00                        $0.00
CLASS A-2              $0.00                      $0.00                        $0.00
CLASS A-3              $0.00                      $0.00                        $0.00
CLASS A-4              $0.00                      $0.00                        $0.00
------------------------------------------------------------------------------------------------
  TOTAL                $0.00                      $0.00                        $0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                      $ 2,058,482.90

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

   Days                Outstanding      Past Due
Delinquent   Units      Principal        Amount
--------------------------------------------------
  31- 60       962   $11,444,581.96   $ 677,467.17
  61- 90       148   $ 1,886,680.12   $ 158,054.96
  91- 120       31   $   352,656.06   $  42,943.08
   121+          6   $    22,437.87   $   7,340.00
--------------------------------------------------
   TOTAL     1,147    13,706,356.01     885,805.21

          B. Delinquency Percentage

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 6
SERVICER RPT DATE: 12-Feb-01                                  BEGINNING 1-Jan-01
DISTRIBUTION DATE: 15-Feb-01                                    ENDING 31-Jan-01
--------------------------------------------------------------------------------

               (1) Outstanding Principal Balance for Delinquency => 30Days                                  $ 13,706,356.01
               (2) Pool Principal Balance Beginning of Collection Period                                    $565,067,832.46
               (3) Delinquency Percentage (Line 1/Line 2)                                                              2.43%

IX. CUMULATIVE NET LOSS RATIO

                    (1) Principal Balance of Defaulted Contracts in current Collection Period               $  1,697,792.89
                    (2) Cumulative Defaulted Contracts Including
                           Defaulted Contracts in current Collection Period                                 $  7,346,597.05
                    (3) Net Liquidation Proceeds collected during current Collection Period                 $    871,320.80
                    (4) Cumulative Net Liquidation Proceeds Including
                           Net Liquidation Proceeds in current Collection Period                            $  3,817,728.87
                    (5) Original Pool Balance                                                               $698,718,463.75
                    (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                         0.505%

X. REPOSSESSED INVENTORY

                                                                                                    Units      Principal
                                                                                                    -----------------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                     177       1,992,130.07
                    B. Repossessed Financed Vehicles (Principal)                                            $  2,189,501.96
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)               $    867,197.52
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                 $    830,595.37
                                                                                                    -----------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)           210    $  2,483,839.14

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of February, 2001


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory